Exhibit 99.2 Dorman Products to Acquire SuperATV INVESTOR SUMMARY

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to net sales, diluted and adjusted diluted earnings per share, gross profit, gross margin, adjusted gross margin, indebtedness, liquidity, new product growth and the Company’s outlook. Words such as “believe,” “demonstrate,” “expect,” “estimate,” “forecast,” “anticipate,” “should,” “will” and “likely” and similar expressions identify forward-looking statements. However, the absence of these words does not mean the statements are not forward-looking. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date such statements were made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors (many of which are outside of our control). Such risks, uncertainties and other factors relate to, among other things: the impacts of COVID-19; competition in and the evolution of the motor vehicle aftermarket industry; changes in our relationships with, or the loss of, any customers or suppliers; our ability to develop, market and sell new and existing products; our ability to anticipate and meet customer demand; our ability to purchase necessary materials from our suppliers and the impacts of any related logistics constraints; financial and economic factors, such as our level of indebtedness, fluctuations in interest rates and inflation; political and regulatory matters, such as changes in trade policy, the imposition of tariffs and climate regulation; our ability to protect our intellectual property and defend against any claims of infringement; and our ability to protect our information security systems and defend against cyberattacks. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks, uncertainties and other factors also include, but are not limited to: (i) the proposed transaction may not be completed, or completed within the expected timeframe; (ii) costs relating to the proposed transaction may be greater than expected; (iii) the possibility that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval in connection with the proposed transaction; (iv) anticipated tax benefits may not be achieved; (v) problems may arise in integrating the businesses of the two companies and the integration may not be successful; (vi) the combined companies may be unable to achieve any anticipated synergies or any benefits of the transaction may take longer to realize than expected; (vii) the businesses of one or both companies may suffer as a result of uncertainties surrounding the proposed transaction, including disruption of relationships with customers, employees, suppliers or dealers; (viii) the combined companies may not perform as expected following the closing; (ix) the failure to enter into an incremental $500 million credit facility or to repay any borrowings thereunder; and (x) other risks beyond the control of either party. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. For additional information concerning factors that could cause actual results to differ materially from the information contained in this press release, reference is made to the information in Part I, “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2021 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 25, 2022. The Company is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this press release, including but not limited to any situation where any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Transaction Summary · Dorman Products to acquire SuperATV for cash consideration of $490 million at closing, plus a two-year earn-out of up to $100 million in the aggregate based on achievement of 2023 and 2024 performance targets. Adjusted for estimated tax benefits, the transaction value before earn-out is approximately $445 million OVERVIEW · SuperATV is a leading independent supplier to the powersports aftermarket with a family of highly respected brands spanning functional accessories and upgrades, as well as replacement parts for specialty vehicles · The transaction is expected to advance Dorman’s strategic priority of expansion into attractive adjacent segments · SuperATV generated $211 million in net sales in fiscal 2021 · The transaction is expected to be immediately accretive to margins and adjusted diluted earnings per share VALUE (“adjusted EPS”), excluding one-time charges and acquisition-related intangible assets amortization CREATION · Opportunity to apply Dorman’s “New to the Aftermarket” engine to further accelerate SuperATV’s growth via new product innovation · In connection with the transaction, Dorman expects to obtain a $500 million incremental credit facility under the CAPITAL terms of its existing credit agreement STRUCTURE · Borrowings used to complete the transaction expected to result in net leverage of less than 2.3x · Transaction is expected to close during the second half of 2022, subject to customary closing conditions, TIMING including clearance under the Hart-Scott-Rodino Antitrust Improvements Act 1

SuperATV Snapshot

Company Overview

- ✓ Leading independent supplier of aftermarket parts and accessories to the powersports industry
- ✓ Strategically located and well-invested footprint with vertically integrated development, manufacturing, and fulfillment capabilities
- ✓ Track record of growth fueled by new product innovation
  - – 1,500+ products launched since 2018 and 600+ in the pipeline
- ✓ Omni-channel approach with a leading direct-to-consumer platform and deeply entrenched relationships across a growing network of 3,500+ dealers and installers
- ✓ Founded: 2004; Headquartered: Madison, IN

Revenue Composition (2021A)


Channels
Direct-to-Consumer
Direct-to-Dealer
Product Categories
Suspension/Handling
Exterior
Towing/Winches/Tools
Tires & Wheels
Engine Performance
Other

SuperATV's product portfolio is almost entirely propulsion agnostic

Key Products

Suspension/ Handling	▪ A-arms, ball joints, bushing kits, trailing arms, radius arms, shocks ▪ Power steering, rack and pinion, rear steer ride systems, tie rods ▪ GDP portals, portal gear oil, seal kits	
Exterior	▪ Cabs, roofs, windshields, mirrors, roll cages ▪ Bumpers, fender flares and flaps ▪ Rock sliders and skid plates	
Towing/ Winches/ Tools	▪ Winches & mounts, hitches, accessories ▪ Specialized tool kits	
Tires & Wheels	▪ High-performance wheels ▪ Specialized tires (e.g., all-terrain, mud, sand)	
Engine Performance	▪ Carrier bearings, clutch kits, differentials, drive belts, ECU tuners, radiators, transmissions	
Other	▪ Lighting, electronics, cosmetic products, vehicle protection, storage & cargo, apparel	

DORMAN®

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Strategic Rationale 1 Attractive, Growing, and Resilient Segment Supported by Favorable Trends Extensive Portfolio of Proprietary Brands and Products 2 3 Omni-Channel Platform Tailored to Specialty Vehicles 4 Industry-Leading Track Record of New Product Innovation 5 Vertically Integrated Platform Offering Best-in-Class Development, Manufacturing, and Fulfillment 6 Opportunity to Catalyze Revenue Growth and Capture Additional Cost Synergies 3

1 Attractive, Growing, and Resilient Segment Supported by Favorable Trends Supportive Tailwinds Strong and Consistent Growth in UTV Accessories Total United States UTV Accessories Market ($ Billions) ü Growing and aging powersports parc $3.9 ü Influx of new riders joining a $3.5 $3.3 $3.2 devoted base of powersports $2.8 enthusiasts $2.5 $2.5 ü Growing preference for $2.0 outdoor activities ü Innovation in powersports models and accessories ü Supportive regulations and increased use cases for specialty vehicle owners 2019A 2020A 2021A 2022E 2023E 2024E 2025E 2026E (street-legal in ~20 states) ____________________ Source: Third-party market study. 4

2 Extensive Portfolio of Proprietary Brands and Products

Family of Brands: SuperATV, Assassinator Tires, Assault, Black Ops, EZ Steer, Boost, GDP, Intimidator, Keller, XR Optic, RackBoss, RackBoss 2.0, REV1, Rhino 2.0, Rhino Brand Axles, Rhino, Sand Cat, Terminator, Warrior Tires, X300

- ✓ A leading brand-centric eCommerce platform
- ✓ Best-in-class customer engagement
- ✓ Passionate, highly loyal customer base
- ✓ Brand synonymous with the powersports lifestyle

Breadth and Depth Across Product Categories



G
H
B
F
D
A
C
E

- **A** Suspension / Handling
- **B** Cabs / Roofs / Windshields / Mirrors
- **C** Towing / Winches / Tools
- **D** Engine Performance
- **E** Tires / Wheels
- **F** Lighting / Electronics
- **G** Storage / Cargo
- **H** Other (1)

(1) Includes apparel, dealer displays, snow plows, and snorkels.

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③ Omni-Channel Platform Tailored to Specialty Vehicles

LEADING DIRECT-TO-CONSUMER PLATFORM

~50%
Repeat Buyer Sales

42
Average Days Between 1st and 2nd Buy

>400K
Average Monthly Website Visitors (~130K More Than Closest Competitor)

$6K+
Avg. Accessorizing Spend Per Customer During Machine Lifetime(1)

~$435
Avg. *SuperATV*.com Order Value

SuperATV drives online engagement, leading customer conversion and repeat revenue through its sophisticated web platform

VAST DIRECT-TO-DEALER NETWORK

3,500+
Total Dealers & Installers

~500
Dealers Added Since 2019

~25
Dealer-Focused Outside Sales Representatives

DEALER NETWORK
(dealer locations)



Product quality, margin potential, product availability and brand recognition drive SuperATV's ability to increase dealer wallet share and add new dealers / locations

Note: Statistics as of June 2022.
(1) Based on six-year primary accessorizing lifetime for Sport UTVs and ten-year lifetime for all other categories.

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4 Industry-Leading Track Record of New Product Innovation Unique Ability to Identify High-Demand Parts One Location with Full Design and Production Capabilities <1 Week New Product Launch Capabilities Differentiated Rapid Launch Program Rapid New Product Introduction to the Aftermarket Increased Number of Accessories on New Machines 7

5 Vertically Integrated Platform Offering Best-in-Class Development, Manufacturing, and Fulfillment

Strategically Located and Well-Invested Footprint



Salt Lake City, UT
Est. 2020
Madison, IN HQ
Est. 2016
Madison, IN HQ
Current ~125K
Sq. Ft. Expansion
Madison, IN
Innovation Center
Est. 2021
Shreveport, LA
Est. 2019
Jacksonville, FL
Est. 2022

★ Headquarters/Manufacturing[(1)]
● Distribution/Warehouse/Showroom
● Manufacturing Facility



Nantong, China
Est. 2018

Full Stack of Value-Added Capabilities

State-of-the-Art Development and Testing Capabilities + Vertically-Integrated Warehousing & Distribution + Strategically Located Domestic and International Manufacturing = High-Quality, Efficient Production with Leading DTC and Dealer Networks

Reputation for First-Class Service and Fulfillment

- ✓ Industry-leading product availability
- ✓ Four distribution centers throughout the US
- ✓ Two-day delivery times on average
- ✓ All of the Nantong facility's products can also be manufactured domestically

(1) *Includes manufacturing, distribution / warehousing / showroom and new innovation center.*

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DORMAN®

6 Opportunities to Catalyze Revenue Growth and Capture Additional Cost Synergies ü Revenue synergies expected be achieved at an attractive contribution margin − Leverage Dorman’s R&D capabilities to further accelerate SuperATV’s new product development − Bring Dorman’s break-fix expertise to SuperATV – break-fix parts represent ~25% of SuperATV’s revenue vs. >50% for the UTV aftermarket − Substantial footprint build-out opportunity in Western U.S. ü Opportunity for additional cost synergies under Dorman’s umbrella through scale advantages in sourcing and other savings 9

Key Takeaways ü Reputation for quality and innovation has cultivated a passionate and loyal customer base ü Omni-channel approach with leading direct-to-consumer platform and strong relationships across a growing network of 3,500+ dealers and installers ü Opportunity to leverage Dorman’s “New to the Aftermarket” product development engine in an adjacent market ü Expected to be accretive to margins and adjusted EPS 10